EXHIBIT 99.2

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To IPS Holding, Ltd.:

     We have audited the accompanying consolidated balance sheets of IPS Holding, Ltd. (a Delaware corporation) and subsidiaries, as of March 31, 1997 and February 28, 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended March 31, 1997 and for the eleven months ended February 28, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position, of IPS Holding, Ltd. and subsidiaries, as of March 31, 1997 and February 28, 1998, and the results of their operations and their cash flows for the year ended March 31, 1997 and for the eleven months ended February 28, 1998, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Houston, Texas
April 8, 1998

                       IPS HOLDING, LTD. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                        MARCH 31, 1997     FEBRUARY 28, 1998
                                        ---------------    ------------------
               ASSETS
CURRENT ASSETS:
     Cash............................     $   130,695         $     63,915
     Accounts receivable, net of
     allowances of $61,314 and
     $81,046.........................       3,112,540            4,100,520
     Inventories.....................       2,358,675            2,737,145
     Prepaid expenses................          95,035              132,997
     Other current assets............         178,598              150,742
                                        ---------------    ------------------
          Total current assets.......       5,875,543            7,185,319
PROPERTY AND EQUIPMENT, net..........       2,678,529            3,081,493
RELATED-PARTY NOTES RECEIVABLE.......          19,376               19,376
OTHER NONCURRENT ASSETS, net.........         128,507               36,000
                                        ---------------    ------------------
                                          $ 8,701,955         $ 10,322,188
                                        ===============    ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable and accrued
     expenses........................     $ 2,263,822         $  2,335,997
     Line of credit..................       1,392,657            2,417,014
     Current maturities of long-term
     debt............................         345,977            1,197,338
     Accrued compensation............         375,130              386,050
     Income taxes payable............         390,637              295,163
     Current portion of obligations
     under capital leases............          72,897               70,751
                                        ---------------    ------------------
          Total current
          liabilities................       4,841,120            6,702,313
LONG-TERM DEBT, net of current
maturities...........................       1,535,436              586,777
DEFERRED INCOME TAXES................          90,154               40,435
RELATED PARTY PAYABLE................          12,763            --
OBLIGATIONS UNDER CAPITAL LEASES.....         103,413               92,081
MINORITY INTEREST....................         266,059              367,707
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
     Common stock, $1.00 par value,
       21,025 shares authorized,
       20,000 issued and
       outstanding...................          20,000               20,000
     Additional paid-in capital......         380,000              380,000
     Cumulative translation
       adjustment....................         (27,730)             (28,964)
     Retained earnings...............       1,480,740            2,161,839
                                        ---------------    ------------------
          Total stockholders'
          equity.....................       1,853,010            2,532,875
                                        ---------------    ------------------
                                          $ 8,701,955         $ 10,322,188
                                        ===============    ==================

  The accompanying notes are an integral part of these consolidated financial statements.

                       IPS HOLDING, LTD. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            ELEVEN MONTHS
                                          YEAR ENDED            ENDED
                                        MARCH 31, 1997    FEBRUARY 28, 1998
                                        --------------    -----------------
REVENUES.............................    $ 20,869,489        $21,440,702
COST OF OPERATIONS...................      12,818,247         13,164,086
                                        --------------    -----------------
     Gross profit....................       8,051,242          8,276,616
SELLING, GENERAL AND ADMINSISTRATIVE
  EXPENSES...........................       6,557,493          6,680,309
                                        --------------    -----------------
     Income from operations..........       1,493,749          1,596,307
OTHER INCOME (EXPENSE):
     Interest expense................        (308,551)          (378,605)
     Other...........................         189,530             66,156
                                        --------------    -----------------
INCOME BEFORE INCOME TAXES...........       1,374,728          1,283,858
PROVISION FOR INCOME TAXES...........         485,986            521,546
                                        --------------    -----------------
NET INCOME BEFORE MINORITY
  INTEREST...........................         888,742            762,312
MINORITY INTEREST....................         101,839             81,213
                                        --------------    -----------------
NET INCOME...........................    $    786,903        $   681,099
                                        ==============    =================

  The accompanying notes are an integral part of these consolidated financial statements.

                       IPS HOLDING, LTD. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                          COMMON STOCK       ADDITIONAL    CUMULATIVE
                                        -----------------     PAID-IN      TRANSLATION     RETAINED
                                        SHARES    AMOUNT      CAPITAL      ADJUSTMENT      EARNINGS       TOTAL
                                        ------    -------    ----------    -----------    ----------   ------------
BALANCE, March 31, 1996..............   20,000    $20,000     $ 380,000        --         $  693,837   $  1,093,837
     Net income......................     --        --           --            --            786,903        786,903
     Translation adjustment..........     --        --           --         $ (27,730)        --            (27,730)
                                        ------    -------    ----------    -----------    ----------   ------------
BALANCE, March 31, 1997..............   20,000     20,000       380,000       (27,730)     1,480,740      1,853,010
     Net income......................     --        --           --            --            681,099        681,099
     Translation adjustment..........     --        --           --            (1,234)        --             (1,234)
                                        ------    -------    ----------    -----------    ----------   ------------
BALANCE, February 28, 1998...........   20,000    $20,000     $ 380,000     $ (28,964)    $2,161,839   $  2,532,875
                                        ======    =======    ==========    ===========    ==========   ============

  The accompanying notes are an integral part of these consolidated financial statements.

                       IPS HOLDING, LTD. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                               ELEVEN MONTHS
                                             YEAR ENDED            ENDED
                                           MARCH 31, 1997    FEBRUARY 28, 1998
                                           --------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income.........................    $     786,903      $     681,099
     Adjustments to reconcile net income
       to net cash
          Provided by (used in)
             operating activities --
          Depreciation and
             amortization...............          403,592            423,022
          Loss on disposal of assets....           17,205             24,182
          Minority interest.............          101,839             81,213
          (Increase) decrease in--
               Accounts receivable......          413,267           (987,980)
               Inventories..............         (868,698)          (378,470)
               Prepaid expenses and
                  other assets..........         (290,272)            82,401
          Increase (decrease) in --
               Accounts payable and
                  accrued expenses......         (108,797)             8,462
               Accrued compensation.....          155,054             10,920
               Income taxes payable.....           49,843            (95,474)
                                           --------------    -----------------
               Net cash provided by
                  (used in) operating
                  activities............          659,936           (150,625)
                                           --------------    -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Additions to property and
       equipment........................         (932,681)          (907,578)
     Proceeds from sale of property and
       equipment........................           34,313             57,407
                                           --------------    -----------------
          Net cash (used in) investing
             activities.................         (898,368)          (850,171)
                                           --------------    -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings on line of credit...          369,153          1,024,357
     Borrowings of debt.................          360,282          1,281,625
     Repayments of debt.................         (324,338)        (1,346,119)
     Payments on capital leases.........          (70,206)           (46,282)
     Contribution by minority
       shareholder in subsidiary........         --                   20,435
                                           --------------    -----------------
               Net cash provided by
                  financing
                  activities............          334,891            934,016
                                           --------------    -----------------
NET INCREASE (DECREASE) IN CASH.........           96,459            (66,780)
CASH, beginning of period...............           34,236            130,695
                                           --------------    -----------------
CASH, end of period.....................    $     130,695      $      63,915
                                           ==============    =================

  The accompanying notes are an integral part of these consolidated financial statements.

                       IPS HOLDING, LTD. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1  BUSINESS AND ORGANIZATION:

     The consolidated balance sheets and related consolidated statements of operations, stockholders' equity and cash flows include IPS Holding, Ltd. ("IPS Holding"), IPSCO U.S., Corp. ("IPSCO U.S."), IPSCO Gmbh ("IPSCO Gmbh") and IPSCO U.K., Ltd. ("IPSCO U.K.") (collectively, "IPS Holding, Ltd." or the "Company"). The Company has operations located in the United States, Europe and the Middle East.

     IPS Holding, Ltd. is principally engaged in the business of on-line repair services and specializing in the provision of hot tapping and line stopping equipment and services to municipal water and industrial customers in order to prevent shutdowns or outages during maintenance, retrofitting alterations, emergencies and new construction.

2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of IPS Holding, Ltd. and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated. Minority interest expense reflects the minority shareholders' interest in the net income of certain subsidiaries.

  CASH

     Cash includes all highly liquid debt instruments with an original maturity of three months or less. Cash payments for interest during the year ended March 31, 1997 and the eleven months ended February 28, 1998 were approximately $194,000 and $361,000. Cash payments for taxes during the year ended March 31, 1997 and the eleven months ended February 28, 1998 were approximately $396,000 and $542,000.

  INVENTORIES

     Inventories are stated at the lower of cost or market determined by the first-in, first-out (FIFO) method.

  PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost, and depreciation is computed using the straight-line method over the estimated useful lives of the assets. The costs of major improvements are capitalized. Expenditures for maintenance, repairs and minor improvements are expensed as incurred. When property and equipment are sold or retired, the cost and related accumulated depreciation are removed and the resulting gain or loss is included in results of operations.

  INCOME TAXES

     The Company follows the liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under this method, deferred income taxes are recorded based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the underlying assets or liabilities are recovered or settled.

  REVENUE RECOGNITION

     Service revenue is recognized on performance, and sales revenue is recognized as products are shipped or delivered.

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

                       IPS HOLDING, LTD. AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED) reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  FOREIGN CURRENCY TRANSLATION

     The Company's financial statements of foreign subsidiaries are reported in U.S. dollars. Foreign subsidiaries using the local currency as their functional currency translate their financial statements into U.S. dollars using the current rate method. Assets and liabilities are translated at the rates of exchange in effect at year-end, common stock and additional paid-in capital are translated using historical rates and revenue and expense accounts are translated at the average rates of exchange in effect during the year. Translation adjustments are recorded as a separate component of stockholders' equity rather than directly to operations.

3.  PROPERTY AND EQUIPMENT:

     Property and equipment consists of the following:

                                    ESTIMATED       MARCH 31,      FEBRUARY 28,
                                   USEFUL LIVES        1997            1998
                                  --------------  --------------   ------------
Land...........................         --        $      226,780   $    226,780
Buildings......................   31 - 40 years          822,679        822,679
Vehicles.......................    5 - 7 years           831,316        914,800
Field service equipment........    5 - 7 years           423,674        593,394
Furniture and fixtures.........    5 - 7 years           391,018        654,481
Machinery and equipment........    5 - 7 years         1,439,844      1,507,837
Leasehold improvements.........    5 - 20 years           30,671        210,270
                                                  --------------   ------------
                                                       4,165,982      4,930,241
Less -- Accumulated
  depreciation.................                       (1,487,453)    (1,848,748)
                                                  --------------   ------------
Property and equipment, net....                   $    2,678,529   $  3,081,493
                                                  ==============   ============

4.  DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS:

     Activity in the Company's allowance for doubtful accounts as of March 31, 1997 and February 28, 1998 consists of the following:

                                        MARCH 31,    FEBRUARY 28,
                                          1997           1998
                                        ---------    ------------
Balance at beginning of period.......   $  54,756      $ 61,314
Amounts charged to results of
operations...........................     103,672        83,488
Deductions for uncollectible accounts
written off..........................     (97,114)      (63,756)
                                        ---------    ------------
Balance at end of period.............   $  61,314      $ 81,046
                                        =========    ============

     Accounts payable and accrued expenses as of March 31, 1997 and February 28, 1998 consist of the following:

                                        MARCH 31,     FEBRUARY 28,
                                           1997           1998
                                        ----------    ------------
Accounts payable.....................   $1,818,965     $ 1,757,873
Accrued commissions..................       68,085         101,847
Other accrued expenses...............      376,772         476,277
                                        ----------    ------------
                                        $2,263,822     $ 2,335,997
                                        ==========    ============

                       IPS HOLDING, LTD. AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  LINE OF CREDIT:

     The Company has credit agreements with banks. The agreements allow the Company to borrow up to $4,000,000. Borrowings bear interest at prime (8.50% at February 28, 1998), with interest payable monthly. The line of credit is secured by accounts receivable and inventory. The available borrowing capacity at February 28, 1998 was $1,583,000.

6.  LONG-TERM DEBT:

     Long-term debt consists of the following:

                                          MARCH 31, 1997   FEBRUARY 28, 1998
                                          --------------   -----------------
Notes payable secured by vehicles,
  interest at 8.25% to 10.5%, payable in
  monthly installments of $458 to $626,
  including interest, final installments
  April 1998 through May 2000...........    $  143,829        $   126,438
Note payable to bank secured by
  equipment, interest at 8.5%, payable
  in monthly installments of $5,180
  including interest, until March
  1998..................................       106,200             49,245
Note payable on equipment, interest at
  8.0%, payable in monthly installments
  of $1,667 plus interest, until July
  1998..................................        29,301              8,455
Note payable on equipment, interest at
  8.64%, payable in monthly installments
  of $5,718 including interest, until
  August 2000...........................       --                 153,491
Note payable to bank secured by
  equipment, interest at 8.18%, payable
  in monthly installments of $4,036 plus
  interest, until January 2000..........       154,966            108,863
Mortgage payable on building, interest
  at 8.53%, payable in monthly
  installments of $2,703, including
  interest, until September 2005........       256,971            247,423
Mortgage payable on building, interest
  at 9.0%, payable in monthly
  installments of $730 including
  interest, until June 2006.............        54,888             51,249
Mortgage payable on building, interest
  at 3.0% above base rate (8.5% at
  February 28, 1998), payable in monthly
  installments of $5,666 including
  interest, until May 2000..............       158,086            123,323
Mortgage payable on building, interest
  at 2.5% above base rate (8.0% at
  February 28, 1998), payable in monthly
  installments of $1,569 including
  interest, until September 2008........       106,568             97,260
Notes payable to stockholders, due on
  demand, interest payable in monthly
  installments..........................       870,604            818,368
                                          --------------   -----------------
                                             1,881,413          1,784,115
Less -- Current maturities..............       345,977          1,197,338
                                          --------------   -----------------
                                            $1,535,436        $   586,777
                                          ==============   =================

                       IPS HOLDING, LTD. AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Principal payments on long-term debt are due as follows:

Twelve months ending February 28 --
       1999..........................  $  1,197,338
       2000..........................       239,971
       2001..........................        86,829
       2002..........................        30,161
       2003..........................        32,046
       Thereafter....................       197,770
                                       ------------
                                       $  1,784,115
                                       ============

7.  RELATED-PARTY TRANSACTIONS:

     The Company is owed $19,376 from a shareholder-related entity at March 31, 1997 and February 28, 1998. The Company owed $12,763 to a shareholder who is also an officer of the Company at March 31, 1997. The Company leases its facilities in Illinois from a shareholder-related entity.

8.  INSURANCE CAPTIVE INVESTMENT:

     The Company is a shareholder in a captive insurance affiliate. The obligations of the captive insurance affiliate are secured by reinsurance contracts with the Zurich American Insurance Group. The Company has issued a letter of credit in the amount of $145,080 to the insurance affiliate as security for its proportionate share of the affiliate's obligations under the reinsurance contracts.

9.  INCOME TAXES:

     The Company and its subsidiaries file a consolidated federal income tax return, excluding a subsidiary owned less than the statutory percentage for inclusion, which files a separate federal income tax return. No provision has been made for U.S. income taxes on unremitted earnings of foreign subsidiaries. It is the present intention of management to reinvest a major portion of such unremitted earnings in foreign operations.

     The provision (benefit) for income taxes consisted of:

                                                             ELEVEN MONTHS
                                          YEAR ENDED             ENDED
                                        MARCH 31, 1997     FEBRUARY 28, 1998
                                        ---------------    ------------------
Current:
     U.S. Federal....................      $ 274,628           $  416,568
     State...........................         73,347              101,829
     Foreign.........................        160,733              (42,219)
                                        ---------------    ------------------
          Total current provision....      $ 508,708           $  476,178
                                        ---------------    ------------------
Deferred:
     U.S. Federal....................      $ (25,113)          $   34,780
     State...........................         (6,935)               8,695
     Foreign.........................          9,326                1,893
                                        ---------------    ------------------
          Total deferred provision
          (benefit)..................      $ (22,722)          $   45,368
                                        ---------------    ------------------
          Total income tax
          provision..................      $ 485,986           $  521,546
                                        ===============    ==================

                       IPS HOLDING, LTD. AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Actual income tax expense differs from income tax expense computed by applying the U.S. federal statutory corporate tax rate to income before income taxes as follows:

                                             YEAR ENDED      ELEVEN MONTHS ENDED
                                           MARCH 31, 1997     FEBRUARY 28, 1998
                                           --------------    -------------------
Statutory federal income tax rate.......        34.0%                34.0%
Nondeductible expenses..................         1.0                  1.8
State taxes, net of federal tax benefit
  of 34%................................         3.2                  5.7
Other...................................        (2.8)                (0.9)
                                           --------------           -----
Effective income tax rate...............        35.4%                40.6%
                                           ==============           =====

     Deferred income tax provisions result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The primary source of temporary differences is depreciation on property and equipment.

10.  COMMITMENTS AND CONTINGENCIES

  OPERATING LEASES

     The Company leases its facilities and certain vehicles under operating leases. Rental commitments under noncancellable operating leases are as follows:

Twelve months ending February 28 --
     1999............................  $    312,973
     2000............................       317,536
     2001............................       258,431
     2002............................       231,725
     2003............................       236,326
     Thereafter......................     1,081,884
                                       ------------
                                       $  2,438,875
                                       ============

     Rent expense under the above leases was $315,000 and $392,000 for the year ended March 31, 1997 and for the eleven months ended February 28, 1998, respectively.

  CAPITAL LEASES

     The Company leases certain equipment under capital leases. The following is a schedule of future minimum lease payments required under the leases:

Twelve months ending February 28--
     1999............................  $   83,114
     2000............................      30,840
     2001............................      28,602
     2002............................      26,369
     2003............................      24,132
                                       ----------
          Total minimum lease
             payments................  $  193,057
     Less--Amount representing
       interest......................      30,225
                                       ----------
     Present value of net minimum
       lease payments................  $  162,832
                                       ==========

                       IPS HOLDING, LTD. AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

11.  SUBSEQUENT EVENTS:

     On March 16, 1998, Innovative Valve Technologies, Inc. ("Invatec") acquired all the outstanding stock of IPS Holding, Ltd. and subsidiaries. The total consideration was in excess of the recorded amounts of the Company's net assets. In conjunction with the acquisition, certain notes payable and the line of credit were paid off.